UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 9, 2004

                                    CDI Corp.
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            (Exact Name of Registrant as Specified in Its Charter)

                                 Pennsylvania
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                (State or Other Jurisdiction of Incorporation)

         1-5519                                           23-2394430
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(Commission File Number)                       (IRS Employer Identification No.)

1717 Arch Street, 35th Floor, Philadelphia, PA                        19103-2768
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (215) 569-2200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 9, 2004, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release providing an updated revenue outlook for the Company's third fiscal quarter of 2004. A copy of the Company's news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit 99 - CDI Corp. news release dated September 9, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CDI CORP.
                                               (Registrant)

                                                By: /s/ Jay G. Stuart
                                                    ----------------------------
                                                    Jay G. Stuart
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date: September 13, 2004

                                  EXHIBIT INDEX

Exhibit Number    Description

99                News Release dated September 9, 2004, issued by CDI Corp.